Exhibit 99.1
Tallgrass Energy Announces Fourth Quarter & Full Year 2017 Results and 2018 Guidance
Record 2017 Net Income of $434.0 million and Adjusted EBITDA of $678.0 million
Exceptional Distribution Coverage of 1.47 times resulting in $195.6 million of Retained Cash
Conservative Financial Leverage of 3.0 times Debt to Adjusted EBITDA
LEAWOOD, Kan.--(BUSINESS WIRE)--Feb. 13, 2018--Tallgrass Energy Partners, LP (NYSE: TEP) ("TEP") and Tallgrass Energy GP, LP (NYSE: TEGP) ("TEGP"), collectively referred to as Tallgrass Energy, today reported financial and operating results for the fourth quarter of 2017.
"Tallgrass Energy delivered another outstanding year in 2017, meeting the high-end of the Adjusted EBITDA, DCF and distribution coverage guidance we provided in February of 2017 while growing distributions in excess of 18 and 32 percent at TEP and TEGP respectively. In addition, we maintained a conservative and flexible balance sheet at TEP," said Tallgrass Energy President and CEO David G. Dehaemers Jr. "We steadily grew TEP through continued drop-down transactions, organic projects and third-party acquisitions. We believe Tallgrass is well positioned for another strong year in 2018 due to our stable cash flows and the attractive growth project opportunities we see ahead."
Fourth Quarter Distributions
Tallgrass Energy Partners, LP
As previously announced, the board of directors of TEP's general partner declared a quarterly cash distribution of $0.965 per common unit for the fourth quarter of 2017. This quarterly distribution represents $3.86 on an annualized basis, a sequential increase of 2.1 percent from the third quarter 2017 distribution and an increase of 18.4 percent from the fourth quarter 2016 distribution. The quarterly distribution will be paid on Wednesday, Feb. 14, 2018, to unitholders of record as of the close of business on Wednesday, Jan. 31, 2018.
Tallgrass Energy GP, LP
Also, as previously announced, the board of directors of TEGP's general partner declared a quarterly cash distribution of $0.3675 per Class A share for the fourth quarter of 2017. This quarterly distribution represents $1.47 per Class A share on an annualized basis, a sequential increase of 3.5 percent from the third quarter 2017 distribution and an increase of 32.4 percent from the fourth quarter 2016 distribution. The quarterly distribution will be paid on Wednesday, Feb. 14, 2018, to Class A shareholders of record as of the close of business on Wednesday, Jan. 31, 2018.

Tallgrass Energy Partners, LP, Summary Financial Information(1)

Three Months Ended December 31,	Year Ended December 31,
(in thousands, except coverage and per unit data)	2017	2016	As Reported in 2016	2017	2016	As Reported in 2016

Net income attributable to partners	$89,115	$70,264	$66,677	$433,990	$270,524	$263,529
Add:
Interest expense, net	26,277	13,049	13,049	83,542	40,688	40,688
Depreciation and amortization expense(2)	24,561	21,638	21,062	92,455	88,122	85,971
Distributions from unconsolidated investments	77,116	25,134	24,440	306,626	78,568	75,900
Non-cash loss related to derivative instruments(2)	1,895	6,938	6,938	226	1,547	1,547
Non-cash compensation expense(3)	3,573	1,510	1,510	8,660	5,780	5,780
Loss (gain) from disposal of assets(2)	665	—	—	(654)	1,849	1,849
Less:
Equity in earnings of unconsolidated investments	(49,989)	(17,036)	(16,393)	(237,110)	(54,531)	(51,780)
Gain on remeasurement of unconsolidated investment	—	—	—	(9,728)	—	—
Adjusted EBITDA(4)	$173,213	$121,497	$117,283	$678,007	$432,547	$423,484
Add:
Deficiency payments received, net(2)	543	8,604	27,182	33,496
Less:
Cash interest cost	(25,108)	(11,927)	(79,081)	(37,110)
Maintenance capital expenditures, net	(7,076)	(4,238)	(14,822)	(11,323)
Distributable Cash Flow(4)	141,572	109,722	611,286	408,547
Less:
Distributions	(111,014)	(88,159)	(415,716)	(321,953)
Amounts in excess of distributions(5)	$30,558	$21,563	$195,570	$86,594
Distribution coverage	1.28	x	1.24	x	1.47	x	1.27	x

Common units outstanding(6)	73,200	72,139	73,200	72,139
Distribution per common unit	$0.9650	$0.8150	$3.6700	$3.0700

(1)
The financial results for all periods presented in the table include the applicable results of operations of Tallgrass Terminals, LLC and Tallgrass NatGas Operator, LLC, which were acquired by TEP effective Jan. 1, 2017, except for the period under the column "As Reported in 2016."

(2)	Net of noncontrolling interest.

(3)	Represents TEP's portion of non-cash compensation expense related to Equity Participation Units, excluding amounts allocated to Tallgrass Development, LP.
(4) Adjusted EBITDA and distributable cash flow are non-GAAP measures. For additional detail see "Non-GAAP Measures" below.
(5) Cumulative distribution coverage from TEP's IPO in May 2013 through Dec. 31, 2017, is $328.0 million and the cumulative distribution coverage ratio is 1.31x.

(6)	Common units represent the number of units as of the date of record for the fourth quarter distributions in both 2017 and 2016.
Tallgrass Energy Financial Outlook and Guidance
Tallgrass Energy expects its Adjusted EBITDA to be $755 - $835 million and maintenance capital expenditures of $20 - $30 million for the year ending Dec. 31, 2018. Additionally, management expects distribution growth of 7 - 10 percent for TEP and 37 - 40 percent for TEGP if they were to each remain standalone entities for all of 2018.

Tallgrass Energy Adjusted EBITDA includes the Adjusted EBITDA for the assets owned by TEP as of Dec. 31, 2017, the additional 2 percent of Pony Express (acquired by TEP effective Feb. 1) and the distributions attributable to the additional 25.01 percent membership interest in REX (acquired by Tallgrass Equity on Feb. 7). Tallgrass Energy Adjusted EBITDA does not include our estimate of approximately $15 - $25 million of shipper deficiency payments that would be included in Distributable Cash Flow. Adjusted EBITDA is a non-GAAP measure. For additional detail see "Non-GAAP Measures" below. For reconciliations of Tallgrass Energy Adjusted EBITDA for prior years, please refer to the "Webcasts & Presentations" section of the TEP investor relations site at www.tallgrassenergy.com.

Conference Call
Please join Tallgrass Energy for a conference call and webcast to discuss fourth quarter 2017 results at 3:30 p.m. Central Time on Tuesday, Feb. 13, 2018. Interested parties may listen via a link posted on the Investor Relations section of our website and the replay will be available on our website for at least seven days following the live call.
Tallgrass Energy Partners, LP Alternative Reconciliations
Adjusted EBITDA and Distributable Cash Flow, as defined in "TEP's Non-GAAP Measures" below, may be impacted by the timing of cash payments received as a result of shipper deficiency payments received or utilized during the period or incremental barrels shipped during the period. As such, we have also provided alternative reconciliations of Adjusted EBITDA and Distributable Cash Flow that illustrate the impact of these items. These alternative reconciliations are also non-GAAP Measures. Management believes this information provides investors useful information regarding the impact of these items on our current results as well as the potential impact on future results.
Alternative Reconciliation of Adjusted EBITDA

	Three Months Ended December 31,	Year Ended December 31,
(in thousands)	2017	2017

Adjusted EBITDA	$173,213	$678,007
Add:
Volumetric deficiency payments received, net(1)	543	27,182
Alternative Adjusted EBITDA(2)	$173,756	$705,189

(1) Cumulative net volumetric deficiency balance at Dec. 31, 2017, is $88.4 million.

(2)
Alternative Adjusted EBITDA shows what TEP's Adjusted EBITDA would have been for the period presented if TEP included net volumetric deficiency payments from shippers' firm, take-or-pay contracts in calculating Adjusted EBITDA.  TEP's reported distributable cash flow and distribution coverage would remain unchanged.

Alternative Reconciliation of Distributable Cash Flow and Distribution Coverage

	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except coverage)	2017		2017

Distributable Cash Flow	$141,572		$611,286
Add:
Cash flow impact of reduction in accumulated incremental volumes(1)	8,318		8,558
Alternative Distributable Cash Flow(2)	149,890		619,844
Less:
Distributions	(111,014)		(415,716)
Amounts in excess of distributions	$38,876		$204,128
Alternative distribution coverage(2)	1.35	x	1.49	x

(1)	Accumulated incremental volume balance at Dec. 31, 2017, is $1.5 million.

(2)
Alternative Distributable Cash Flow and alternative distribution coverage show the impact of a reduction in accumulated incremental volumes. Incremental volumes (volumes shipped in excess of firm committed volumes) increase distributable cash flow during periods when shipped. Conversely, previously shipped incremental volumes reduce distributable cash flow during periods when they are utilized by a shipper to meet current period firm committed volumes, thereby reducing an accumulated incremental volume balance.

Tallgrass Energy Partners, LP Segment Overview(1)(2)
The fourth quarter 2017 comparative results by segment are summarized below:

	Three Months Ended December 31,			Year Ended December 31,
	2017	2016	As Reported in 2016	2017	2016	As Reported in 2016
	(in thousands)
Natural Gas Transportation
Operating income	$17,524	$16,262	$14,889	$67,434	$56,135	$49,907
Add:
Depreciation and amortization expense	4,812	4,743	4,743	19,181	20,976	20,976
Distributions from unconsolidated investment	77,116	24,440	24,440	304,663	75,900	75,900
Other income, net	425	456	456	1,232	1,723	1,723
Less:
Non-cash (gain) loss related to derivative instruments	—	(74)	(74)	(116)	116	116
Segment Adjusted EBITDA	$99,877	$45,827	$44,454	$392,394	$154,850	$148,622

	Three Months Ended December 31,			Year Ended December 31,
	2017	2016		2017	2016
	(in thousands)
Crude Oil Transportation
Operating income	$44,708	$56,165		$190,170	$215,784
Add:
Depreciation and amortization expense(3)	17,499	13,188		57,172	52,464
Less:
Adjusted EBITDA attributable to noncontrolling interests	(909)	(1,118)		(3,804)	(4,288)
Non-cash loss (gain) related to derivative instruments	—	424		(432)	431
Segment Adjusted EBITDA	$61,298	$68,659		$243,106	$264,391

	Three Months Ended December 31,			Year Ended December 31,
	2017	2016	As Reported in 2016	2017	2016	As Reported in 2016
	(in thousands)
Gathering, Processing & Terminalling
Operating income (loss)	$12,525	$3,726	$2,155	$33,453	$(903)	$1,081
Add:
Depreciation and amortization expense(3)	2,250	3,707	3,131	16,102	14,682	12,531
Non-cash loss (gain) related to derivative instruments	1,895	(291)	(291)	2,659	(291)	(291)
Distributions from unconsolidated investment	—	694	—	1,963	2,668	—
Other income	—	—	—	142	—	—
Less:
Loss (gain) from disposal of assets(2)	665	—		(654)	1,849	1,849
Adjusted EBITDA attributable to noncontrolling interests	(2,349)	(12)	(12)	(2,695)	(77)	(77)
Segment Adjusted EBITDA	$14,986	$7,824	$4,983	$50,970	$17,928	$15,093
(1) The financial results for the Natural Gas Transportation and Gathering, Processing & Terminalling segments for the three and 12 months ended Dec. 31, 2016, have been recast to reflect the results of operations of NatGas and Terminals, respectively, which TEP acquired effective Jan. 1, 2017. The financial results for the Natural Gas Transportation and Gathering, Processing & Terminalling segments for the three and 12 months ended Dec. 31, 2016, under the column "As Reported in 2016," does not include NatGas and Terminals's results of operations.
(2) Segment reporting does not include corporate general and administrative costs or intersegment eliminations.
(3) Net of noncontrolling interest.

Supplemental Information
TEP acquired a 25 percent interest in Rockies Express Pipeline LLC ("REX") effective May 6, 2016, and an additional 24.99 percent interest in REX effective March 31, 2017. TEP's consolidated Adjusted EBITDA, as shown above, includes TEP's membership interest in REX. The table below is a reconciliation of REX's Adjusted EBITDA and Distributable Cash Flow for the three and 12 months ended Dec. 31, 2017 and 2016, presented to provide additional information on REX's financial results. REX’s Adjusted EBITDA and Distributable Cash Flow are non-GAAP measures. For additional detail see "Non-GAAP Measures" below.

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in thousands)
Rockies Express Pipeline LLC
Net income	$86,819	$51,636	$458,004	$278,483
Add:
Interest expense, net	41,976	38,866	167,955	158,560
Depreciation and amortization expense	54,830	53,460	218,390	204,291
Adjusted EBITDA	183,625	143,962	844,349	641,334
Less:
Cash interest cost	(41,142)	(38,032)	(164,618)	(155,224)
Maintenance capital expenditures	(3,518)	(7,993)	(12,844)	(13,871)
Distributable Cash Flow	$138,965	$97,937	$666,887	$472,239

Distributions to Members	$(154,256)	$(97,760)	$(669,869)	$(471,648)
Contributions from Members	$19,583	$58,244	$91,977	$304,999

Tallgrass Energy GP, LP Summary Financial Information
Information on distributions to Tallgrass Equity, LLC ("Tallgrass Equity"), TEGP and TEGP's Class A shareholders is shown below (in thousands, except coverage and per share data):

	Three Months Ended December 31,				Year Ended December 31,
	2017		2016		2017		2016

TEP distributions to Tallgrass Equity(1)
General partner interest	$1,251		$1,008		$4,696		$3,725
Incentive Distribution Rights	39,125		28,358		143,051		99,423
20 million TEP common units owned by Tallgrass Equity	19,300		16,300		73,400		61,400
Total TEP distributions to Tallgrass Equity	59,676		45,666		221,147		164,548
Less:
Cash interest expense attributable to Tallgrass Equity	(1,415)		(1,158)		(5,334)		(4,480)
Cash general and administrative expenses attributable to Tallgrass Equity	(500)		(500)		(2,000)		(2,000)
Cash available for distribution by Tallgrass Equity	57,761		44,008		213,813		158,068
Distributions to Class A (TEGP)	21,346		16,116		78,551		50,359
Distributions to Class B (Exchange Right Holders)	36,439		27,515		134,106		106,085
Total cash distributions by Tallgrass Equity	$57,785		$43,631		$212,657		$156,444
TEGP
Distributions from Tallgrass Equity	$21,346		$16,116		$78,551		$50,359
Less:
Distributions to Class A shareholders	(21,346)		(16,116)		(78,551)		(50,359)
Amounts in excess of distributions	—		—		—		—
Distribution coverage	1.00	x	1.00	x	1.00	x	1.00	x

Class A shares outstanding	58,085		58,075		58,085		58,075
Distribution per Class A share	$0.3675		$0.2775		$1.3525		$0.9950

(1)
The three and 12 month periods ended Dec. 31, 2017, and Dec. 31, 2016, include distributions received by Tallgrass Equity from TEP's distribution for the quarters ended Dec. 31, 2017, and Dec. 31, 2016, respectively.

Tallgrass Energy GP, LP Deferred Tax Asset Adjustment
TEGP is a limited partnership that has previously elected to be treated as a corporation for federal income tax purposes.  As a result of the Dec. 22, 2017, passage of the legislation originally introduced as the Tax Cuts and Jobs Act, TEGP re-assessed the valuation of its deferred tax asset as of Dec. 31, 2017.  TEGP recorded in the fourth quarter of 2017 a non-cash deferred income tax expense of $183.5 million.  $172.9 million of this deferred tax expense is the remeasurement of the deferred tax asset as a result of the reduced federal income tax rate from 35 percent to 21 percent effective on Jan. 1, 2018.  After the remeasurement and as of Dec. 31, 2017, TEGP has a deferred tax asset of $313.0 million which is the expected tax benefit of available future deductions that offset future taxable income. It is currently expected that no cash taxes will be paid by TEGP for a period estimated to exceed 10 years.

Annual Report
TEP and TEGP will file their 2017 Annual Reports on Form 10-K with the Securities and Exchange Commission ("SEC") on Feb. 13, 2018. A copy of the reports will be available for viewing through a link on the Tallgrass Energy website at www.tallgrassenergy.com or on the SEC's website at www.sec.gov.
TEP unitholders and TEGP shareholders may request a hard copy of the applicable Annual Report on Form 10-K (including complete audited financial statements) free of charge. Requests should be communicated in writing to either Tallgrass Energy Partners, LP for TEP unitholders or Tallgrass Energy GP, LP for TEGP shareholders; Attention: Investor Relations, 4200 W. 115th Street, Suite 350, Leawood, KS 66211.
Non-GAAP Measures
Adjusted EBITDA and Distributable Cash Flow are non-GAAP supplemental financial measures that TEP management and external users of our consolidated financial statements and financial statements of our subsidiaries and unconsolidated investments, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•
our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods;

•	the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various expansion and growth opportunities.
We believe that the presentation of Adjusted EBITDA and Distributable Cash Flow provides useful information to investors in assessing our financial condition and results of operations. Adjusted EBITDA and Distributable Cash Flow should not be considered alternatives to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP, nor should Adjusted EBITDA and Distributable Cash Flow be considered alternatives to available cash, operating surplus, distributions of available cash from operating surplus or other definitions in our partnership agreement. Adjusted EBITDA and Distributable Cash Flow have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. Additionally, because Adjusted EBITDA and Distributable Cash Flow may be defined differently by other companies in our industry, our definition of Adjusted EBITDA and Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
We generally define Adjusted EBITDA as net income excluding the impact of interest, income taxes, depreciation and amortization, non-cash income or loss related to derivative instruments, non-cash long-term compensation expense, impairment losses, gains or losses on asset or business disposals or acquisitions, gains or losses on the repurchase, redemption or early retirement of debt, and earnings from unconsolidated investments, but including the impact of distributions from unconsolidated investments. We also use Distributable Cash Flow, which we generally define as Adjusted EBITDA, plus deficiency payments received from or utilized by our customers, less cash interest costs, maintenance capital expenditures, distributions to noncontrolling interests in excess of earnings allocated to noncontrolling interests, and certain cash reserves permitted by our partnership agreement. For a reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, please see "Summary Financial Information" above.
TEP is unable to project net cash provided by operating activities or net income attributable to partners to provide the related reconciliation of projected Adjusted EBITDA to the most comparable financial measures calculated in accordance with GAAP, because the impact of changes in operating assets and liabilities and the volume and timing of deficiency payments received and utilized from our customers are out of our control and cannot be reasonably predicted. TEP provides a range for the forecasts of Adjusted EBITDA to allow for the variability in the timing of cash receipts and disbursements, customer utilization of our assets, and maintenance capital spending and the impact on the related reconciling items, many of which interplay with each other. The timing of maintenance capital expenditures is volatile as it depends on weather, regulatory approvals, contractor availability, system performance and various other items. Therefore, the reconciliation of projected Adjusted EBITDA to projected net cash provided by operating activities and net income attributable to partners is not available without unreasonable effort.

Cautionary Note Concerning Forward-Looking Statements
Disclosures in this press release contain “forward-looking statements.” All statements, other than statements of historical facts, included in this press release that address activities, events or developments that management expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include the belief that TEP will have a strong year in 2018 due to stable cash flows and attractive growth project opportunities, the Tallgrass Energy Financial Outlook and Guidance and that TEGP will not pay cash taxes for a period estimated to exceed 10 years. Forward looking statements may also include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of TEP, TEGP and their subsidiaries, including: the ability to pursue expansions and other opportunities for incremental volumes; natural gas and crude oil production growth in TEP's operating areas; expected future benefits of acquisitions or expansion projects; timing of anticipated spending on planned expenses and maintenance capital projects; and distribution rate and growth, including variability of quarterly distribution coverage. These statements are based on certain assumptions made by TEP and TEGP based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of TEP and TEGP, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to TEP and TEGP’s financial performance and results, availability of sufficient cash flow to pay distributions and execute their business plans, the demand for natural gas storage, processing and transportation services and for crude oil transportation services, operating hazards, the effects of government regulation, tax position and other risks incidental to transporting, storing and processing natural gas or transporting crude oil and other important factors that could cause actual results to differ materially from those projected, including those set forth in reports filed by TEP and TEGP with the Securities and Exchange Commission. Any forward-looking statement applies only as of the date on which such statement is made and TEP and TEGP do not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

About Tallgrass Energy
Tallgrass Energy is a family of companies that includes publicly traded partnerships Tallgrass Energy Partners, LP (NYSE: TEP) and Tallgrass Energy GP, LP (NYSE: TEGP), and privately held Tallgrass Development, LP. Operating across 11 states, Tallgrass is a growth-oriented midstream energy operator with transportation, storage, terminal, water, gathering and processing assets that serve some of the nation’s most prolific crude oil and natural gas basins.
To learn more, please visit our website at www.tallgrassenergy.com.
Tallgrass Energy Partners, LP Financial Statements

TALLGRASS ENERGY PARTNERS, LP
CONSOLIDATED BALANCE SHEETS

	December 31, 2017	December 31, 2016
	(in thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$1,809	$1,873
Accounts receivable, net	119,955	59,536
Gas imbalances	1,990	1,597
Inventories	21,609	13,093
Derivative assets	—	10,967
Prepayments and other current assets	11,175	7,628
Total Current Assets	156,538	94,694
Property, plant and equipment, net	2,394,337	2,079,232
Goodwill	404,838	343,288
Intangible assets, net	97,731	93,522
Unconsolidated investments	909,531	475,625
Deferred financing costs, net	11,684	4,815
Deferred charges and other assets	2,694	11,037
Total Assets	$3,977,353	$3,102,213
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$98,882	$24,122
Accounts payable to related parties	5,461	5,935
Gas imbalances	1,663	1,239
Derivative liabilities	2,368	556
Accrued taxes	19,272	16,996
Accrued liabilities	35,659	16,702
Deferred revenue	88,471	60,757
Other current liabilities	7,171	6,446
Total Current Liabilities	258,947	132,753
Long-term debt, net	2,146,993	1,407,981
Other long-term liabilities and deferred credits	18,965	7,063
Total Long-term Liabilities	2,165,958	1,415,044
Commitments and Contingencies
Equity:
Predecessor Equity	—	82,295
Limited partners (73,199,753 and 72,485,954 common units issued and outstanding at December 31, 2017 and 2016, respectively)	2,109,316	2,070,495
General partner (834,391 units issued and outstanding at December 31, 2017 and 2016)	(625,537)	(632,339)
Total Partners' Equity	1,483,779	1,520,451
Noncontrolling interests	68,669	33,965
Total Equity	1,552,448	1,554,416
Total Liabilities and Equity	$3,977,353	$3,102,213

TALLGRASS ENERGY PARTNERS, LP
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in thousands, except per unit amounts)
Revenues:
Crude oil transportation services	$85,367	$95,668	$345,733	$374,949
Natural gas transportation services	30,994	30,556	122,364	119,962
Sales of natural gas, NGLs, and crude oil	37,989	25,880	108,503	77,123
Processing and other revenues	20,416	10,107	79,298	39,628
Total Revenues	174,766	162,211	655,898	611,662
Operating Costs and Expenses:
Cost of sales	32,473	23,805	91,213	71,650
Cost of transportation services	7,401	11,723	46,200	47,669
Operations and maintenance	16,500	12,696	62,069	55,070
Depreciation and amortization	23,524	21,173	90,800	86,247
General and administrative	18,934	13,877	63,296	55,102
Taxes, other than income taxes	7,033	5,107	28,832	25,400
Contract termination	—	—	—	8,061
Loss (gain) on disposal of assets	665	—	(599)	1,849
Total Operating Costs and Expenses	106,530	88,381	381,811	351,048
Operating Income	68,236	73,830	274,087	260,614
Other Income (Expense):
Interest expense, net	(26,277)	(13,049)	(83,542)	(40,688)
Unrealized gain (loss) on derivative instrument	—	(6,879)	1,885	(1,291)
Gain on remeasurement of unconsolidated investment	—	—	9,728	—
Equity in earnings of unconsolidated investments	49,989	17,036	237,110	54,531
Other income, net	425	456	1,221	1,723
Total Other Income (Expense)	24,137	(2,436)	166,402	14,275
Net income	92,373	71,394	440,489	274,889
Net income attributable to noncontrolling interests	(3,258)	(1,130)	(6,499)	(4,365)
Net income attributable to partners	$89,115	$70,264	$433,990	$270,524
Allocation of income to the limited partners:
Net income attributable to partners	$89,115	$70,264	$433,990	$270,524
Predecessor operations interest in net income	—	(3,587)	—	(6,995)
General partner interest in net income	(40,130)	(29,118)	(147,823)	(102,465)
Net income available to common unitholders	48,985	37,559	286,167	161,064
Basic net income per common unit	$0.67	$0.52	$3.93	$2.26
Diluted net income per common unit	$0.67	$0.51	$3.90	$2.23
Basic average number of common units outstanding	73,194	72,530	72,876	71,150
Diluted average number of common units outstanding	73,599	73,548	73,458	72,107

TALLGRASS ENERGY PARTNERS, LP
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2017	2016
	(in thousands)
Cash Flows from Operating Activities:
Net income	$440,489	$274,889
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation and amortization	98,064	93,605
Equity in earnings of unconsolidated investments	(237,110)	(54,531)
Distributions from unconsolidated investments	237,192	54,449
Gain on remeasurement of unconsolidated investment	(9,728)	—
Other noncash items, net	8,988	9,519
Changes in components of working capital:
Accounts receivable and other	(57,937)	2,818
Accounts payable and accrued liabilities	85,071	10,502
Deferred revenue	27,283	33,815
Other current assets and liabilities	(10,542)	(5,578)
Other operating, net	(2,709)	95
Net Cash Provided by Operating Activities	579,061	419,583
Cash Flows from Investing Activities:
Acquisition of Rockies Express membership interest	(400,000)	(436,022)
Capital expenditures	(145,144)	(84,491)
Acquisition of Terminals and NatGas	(140,000)	—
Acquisition of Douglas Gathering System	(128,526)	—
Distributions from unconsolidated investment in excess of cumulative earnings	69,434	24,120
Acquisition of Deeprock Development	(57,202)	—
Contributions to unconsolidated investments	(45,948)	(50,076)
Acquisition of PRB Crude System	(36,030)	—
Acquisition of Pony Express membership interest	—	(49,118)
Other investing, net	(15,125)	48
Net Cash Used in Investing Activities	(898,541)	(595,539)
Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	1,103,750	400,000
Distributions to unitholders	(392,861)	(292,834)
(Repayments) borrowings under revolving credit facility, net	(354,000)	262,000
Proceeds from public offering, net of offering costs	112,420	337,671
Partial exercise of call option	(72,381)	(204,634)
Repurchase of common units from TD	(35,335)	—
Payments for deferred financing costs	(22,250)	(10,251)
Acquisition of Pony Express membership interest	—	(425,882)
Proceeds from private placement, net of offering costs	—	90,009
Other financing, net	(19,927)	20,139
Net Cash Provided by Financing Activities	319,416	176,218
Net Change in Cash and Cash Equivalents	(64)	262
Cash and Cash Equivalents, beginning of period	1,873	1,611
Cash and Cash Equivalents, end of period	$1,809	$1,873

Supplemental Disclosures:
Cash payments for interest, net	$(67,360)	$(29,754)
Schedule of Noncash Investing and Financing Activities:
Increase in accrual for payment of property, plant and equipment	$8,975	$—
Common units issued as partial consideration to acquire additional 9% membership interest in Deeprock Development	$6,617	$—

Tallgrass Energy GP, LP Financial Statements
TALLGRASS ENERGY GP, LP
CONSOLIDATING BALANCE SHEETS

	December 31, 2017			December 31, 2016
	TEP	Consolidating Adjustments (1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$1,809	$784	$2,593	$1,873	$586	$2,459
Accounts receivable, net	119,955	—	119,955	59,536	—	59,536
Gas imbalances	1,990	—	1,990	1,597	—	1,597
Inventories	21,609	—	21,609	13,093	—	13,093
Derivative assets	—	—	—	10,967	—	10,967
Prepayments and other current assets	11,175	—	11,175	7,628	—	7,628
Total Current Assets	156,538	784	157,322	94,694	586	95,280
Property, plant and equipment, net	2,394,337	—	2,394,337	2,079,232	—	2,079,232
Goodwill	404,838	—	404,838	343,288	—	343,288
Intangible assets, net	97,731	—	97,731	93,522	—	93,522
Unconsolidated investments	909,531	—	909,531	475,625	—	475,625
Deferred financing costs, net	11,684	879	12,563	4,815	1,227	6,042
Deferred tax asset	—	312,997	312,997	—	521,454	521,454
Deferred charges and other assets	2,694	—	2,694	11,037	—	11,037
Total Assets	$3,977,353	$314,660	$4,292,013	$3,102,213	$523,267	$3,625,480
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$98,882	$—	$98,882	$24,122	$327	$24,449
Accounts payable to related parties	5,461	(119)	5,342	5,935	(111)	5,824
Gas imbalances	1,663	—	1,663	1,239	—	1,239
Derivative liabilities	2,368	—	2,368	556	—	556
Accrued taxes	19,272	—	19,272	16,996	—	16,996
Accrued liabilities	35,659	48	35,707	16,702	53	16,755
Deferred revenue	88,471	—	88,471	60,757	—	60,757
Other current liabilities	7,171	—	7,171	6,446	—	6,446
Total Current Liabilities	258,947	(71)	258,876	132,753	269	133,022
Long-term debt, net	2,146,993	146,000	2,292,993	1,407,981	148,000	1,555,981
Other long-term liabilities and deferred credits	18,965	—	18,965	7,063	—	7,063
Total Long-term Liabilities	2,165,958	146,000	2,311,958	1,415,044	148,000	1,563,044
Equity:
Total Partners' Equity	1,483,779	(1,435,166)	48,613	1,520,451	(1,187,189)	333,262
Noncontrolling interests	68,669	1,603,897	1,672,566	33,965	1,562,187	1,596,152
Total Equity	1,552,448	168,731	1,721,179	1,554,416	374,998	1,929,414
Total Liabilities and Equity	$3,977,353	$314,660	$4,292,013	$3,102,213	$523,267	$3,625,480

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

TALLGRASS ENERGY GP, LP
CONSOLIDATING STATEMENTS OF INCOME

	Three Months Ended December 31, 2017			Three Months Ended December 31, 2016
	TEP	Consolidating Adjustments (1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
Revenues:
Crude oil transportation services	$85,367	$—	$85,367	$95,668	$—	$95,668
Natural gas transportation services	30,994	—	30,994	30,556	—	30,556
Sales of natural gas, NGLs, and crude oil	37,989	—	37,989	25,880	—	25,880
Processing and other revenues	20,416	—	20,416	10,107	—	10,107
Total Revenues	174,766	—	174,766	162,211	—	162,211
Operating Costs and Expenses:
Cost of sales	32,473	—	32,473	23,805	—	23,805
Cost of transportation services	7,401	—	7,401	11,723	—	11,723
Operations and maintenance	16,500	—	16,500	12,696	—	12,696
Depreciation and amortization	23,524	—	23,524	21,173	—	21,173
General and administrative	18,934	562	19,496	13,877	558	14,435
Taxes, other than income taxes	7,033	—	7,033	5,107	—	5,107
Loss on disposal of assets	665	—	665	—	—	—
Total Operating Costs and Expenses	106,530	562	107,092	88,381	558	88,939
Operating Income	68,236	(562)	67,674	73,830	(558)	73,272
Other Income (Expense):
Interest expense, net	(26,277)	(1,532)	(27,809)	(13,049)	(1,277)	(14,326)
Unrealized gain (loss) on derivative instrument	—	—	—	(6,879)	—	(6,879)
Equity in earnings of unconsolidated investments	49,989	—	49,989	17,036	—	17,036
Other income, net	425	—	425	456	—	456
Total Other Income (Expense)	24,137	(1,532)	22,605	(2,436)	(1,277)	(3,713)
Net income before tax	92,373	(2,094)	90,279	71,394	(1,835)	69,559
Deferred income tax expense	—	(183,476)	(183,476)	—	(4,949)	(4,949)
Net income	92,373	(185,570)	(93,197)	71,394	(6,784)	64,610
Net income attributable to noncontrolling interests	(3,258)	(68,922)	(72,180)	(1,130)	(51,177)	(52,307)
Net income (loss) attributable to TEGP	$89,115	$(254,492)	$(165,377)	$70,264	$(57,961)	$12,303

Allocation of income:
Net (loss) income attributable to TEGP	$(165,377)	$12,303
Predecessor operations interest in net income	—	(3,587)
Net (loss) income attributable to TEGP, excluding predecessor operations interest	(165,377)	8,716
Basic net (loss) income per Class A share	$(2.85)	$0.17
Diluted net (loss) income per Class A share	$(2.85)	$0.17
Basic average number of Class A shares outstanding	58,079	52,225
Diluted average number of Class A shares outstanding	58,079	52,286

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

	Year Ended December 31, 2017			Year Ended December 31, 2016
	TEP	Consolidating Adjustments(1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
Revenues:
Crude oil transportation services	$345,733	$—	$345,733	$374,949	$—	$374,949
Natural gas transportation services	122,364	—	122,364	119,962	—	119,962
Sales of natural gas, NGLs, and crude oil	108,503	—	108,503	77,123	—	77,123
Processing and other revenues	79,298	—	79,298	39,628	—	39,628
Total Revenues	655,898	—	655,898	611,662	—	611,662
Operating Costs and Expenses:
Cost of sales	91,213	—	91,213	71,650	—	71,650
Cost of transportation services	46,200	—	46,200	47,669	—	47,669
Operations and maintenance	62,069	—	62,069	55,070	—	55,070
Depreciation and amortization	90,800	—	90,800	86,247	—	86,247
General and administrative	63,296	2,240	65,536	55,102	2,196	57,298
Taxes, other than income taxes	28,832	—	28,832	25,400	—	25,400
Contract termination	—	—	—	8,061	—	8,061
(Gain) loss on disposal of assets	(599)	—	(599)	1,849	—	1,849
Total Operating Costs and Expenses	381,811	2,240	384,051	351,048	2,196	353,244
Operating Income	274,087	(2,240)	271,847	260,614	(2,196)	258,418
Other Income (Expense):
Interest expense, net	(83,542)	(5,806)	(89,348)	(40,688)	(4,913)	(45,601)
Unrealized gain (loss) on derivative instrument	1,885	—	1,885	(1,291)	—	(1,291)
Equity in earnings of unconsolidated investments	237,110	—	237,110	54,531	—	54,531
Gain on remeasurement of unconsolidated investment	9,728	—	9,728	—	—	—
Other income, net	1,221	—	1,221	1,723	—	1,723
Total Other Income (Expense)	166,402	(5,806)	160,596	14,275	(4,913)	9,362
Net income before tax	440,489	(8,046)	432,443	274,889	(7,109)	267,780
Deferred income tax expense	—	(208,458)	(208,458)	—	(17,741)	(17,741)
Net income	440,489	(216,504)	223,985	274,889	(24,850)	250,039
Net income attributable to noncontrolling interests	(6,499)	(346,215)	(352,714)	(4,365)	(211,885)	(216,250)
Net income (loss) attributable to TEGP	$433,990	$(562,719)	$(128,729)	$270,524	$(236,735)	$33,789

Allocation of income:
Net (loss) income attributable to TEGP	$(128,729)	$33,789
Predecessor operations interest in net income	—	(6,995)
Net (loss) income attributable to TEGP, excluding predecessor operations interest	(128,729)	26,794
Basic net (loss) income per Class A share	$(2.22)	$0.55
Diluted net (loss) income per Class A share	$(2.22)	$0.55
Basic average number of Class A shares outstanding	58,076	48,856
Diluted average number of Class A shares outstanding	58,076	48,889

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

CONTACT:
Investor and Financial Inquiries
Nate Lien
(913) 928-6012
investor.relations@tallgrassenergylp.com

Media and Trade Inquiries
Phyllis Hammond
(303) 763-3568
phyllis.hammond@tallgrassenergylp.com